SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2005

Alcan Inc.
 (Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2 (Address of principal executive offices, including postal code)

(514) 848-8000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Paragraph (b): Effective November 30, 2005, Thomas J. Harrington, currently Vice President and Controller of Alcan Inc., will be leaving the Company following significant contributions over the three years he served in that role. Effective December 1st, 2005, Cesidio Ricci, age 40, will become Vice President and Controller of Alcan Inc. He is currently Vice President, Business Finance Director, Engineered Products since February 2003. He has held several positions with the Company including Financial Director, Engineered Products and Composites (beginning in September 2001) and Financial Director, Bauxite, Alumina and Specialty Chemicals (beginning in July 1999).

The basic terms of the employment of Mr. Ricci are described in the Proxy Circular dated April 28, 2005 on pp. 19-21 filed as Exhibit 99.2 to the Annual Report on Form 10-K for the year ended December 31st , 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCAN INC.

BY:	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: November 16, 2005